Exhibit 10.12

                               FIRST AMENDMENT TO
                         CARRAMERICA REALTY CORPORATION
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                  CarrAmerica Realty Corporation, a Maryland corporation (the "Company"), hereby certifies as follows:

                  1. The Company deems it appropriate to execute this certificate to evidence adoption of an amendment of its 1995 Non-Employee Director Stock Option Plan (the "Plan") that increased the number of shares of common stock available for issuance pursuant to grants under the Plan from 150,000 to 270,000 (the "Amendment").

                  2. On February 5, 1998, the Board of Directors of the Company authorized and approved the Amendment, subject to approval of the Company's stockholders, and directed that the Amendment be submitted to the stockholders for approval.

                  3. The Amendment was submitted to the stockholders for approval at the annual meeting of stockholders of the Company held on May 7, 1998, and was approved by the stockholders.

                  4. Section 4.1 of the Plan therefore has been amended, effective as of May 7, 1998, and now reads as follows:

                  "4.1 Subject to adjustments made pursuant to Section 4.2, the maximum number of shares of Stock which may be issued pursuant to the Plan shall not exceed 270,000. If any Option expires, terminates or is canceled for any reason before it is exercised in full, the shares of Stock that were subject to the unexercised portion of the Option shall be available for future Options granted under the Plan."

                  IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the undersigned, a duly authorized officer of the Company, as of December 31, 1998.

                                    CarrAmerica Realty Corporation


                                    By: /s/ Linda A. Madrid
                                        ------------------------
                                        Linda A. Madrid
                                        Managing Director

Attest:  /s/ Kelly N. Holdcraft
         -----------------------------
         Kelly N. Holdcraft
         Assistant Secretary